EXHIBIT 10G

THIS NOTE EVIDENCES AN AMENDMENT AND RESTATEMENT OF THE NOTE AS DEFINED HEREIN AND IS EXEMPT FROM DOCUMENTARY STAMPS PURSUANT TO FLORIDA ADMINISTRATIVE CODE RULE 12B4.054(1) AND CONSOLIDATION OF FUTURE ADVANCE PROMISSORY NOTE OF EVEN DATE HEREWITH IN THE ORIGINAL PRINCIPAL SUM OF $411,220.03 ON WHICH FLORIDA DOCUMENTARY STAMPS HAVE BEEN PAID.

               AMENDED, RESTATED AND CONSOLIDATED PROMISSORY NOTE

$1,800,000.00                                Miami, Florida, October 13th, 1999.

         FOR VALUE RECEIVED, the undersigned, MILLER INDUSTRIES, INC., a Florida corporation, hereinafter referred to as "Borrower or Maker," promises to pay to the order of CITY NATIONAL BANK OF FLORIDA, a national banking corporation, hereinafter referred to as "Holder or Lender," 25 West Flagler Street, Miami, Florida 33130, the sum of ONE MILLION EIGHT HUNDRED THOUSAND AND NO/100 ($1,800,000.00) DOLLARS, with interest thereon from the date hereof as hereinafter set forth and payable as follows:

         Interest shall be calculated at the annual rate of Seven And Three - Quarters (7.75%) Percent for the first twelve months from the date of execution of this Note.

         Commencing on the 13th day of October, 2000, interest shall be calculated at an annual rate which is equal to One-Half of One (0.5%) Percent under the Base Rate of City National Bank of Florida and referred to as the "Note Rate." The Base Rate is defined as the interest rate, as from time to time announced by Lender, at the discretion of Lender. The Base Rate is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by Lender to any particular class or category of its customers. Interest as aforesaid shall be calculated on the basis of three hundred sixty (360) day year, thirty (30) day months. The rate of interest from time to time applicable to the unpaid balance of the principal shall be adjusted annually commencing twelve
         (12) months from the date of execution of this Note (the "Adjustment Date") so that the rate of interest for each 12-month period shall be the Note Rate in effect on the Adjustment Date. Interest rate changes may occur on the 13th day of October of each year during the term of this Note.

         Commencing November 13th, 1999, and on the 13th, day of each and every month thereafter, payments of principal and interest in

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         the sum of THIRTEEN THOUSAND FIVE HUNDRED NINETY FIVE AND 92/100
         ($13,595.92) DOLLARS shall be due and payable. Payments shall first be applied to interest and the balance to principal.

         Commencing November 13th, 2000, and on the 13th day of November of each and every year thereafter, the monthly payments may change and shall be based on the Note Rate of interest in effect on the Adjustment Date and in an amount sufficient to amortize the outstanding principal over a period of twenty-five (25) years minus the number of years the loan has been outstanding.

         The entire outstanding principal balance together, with all accrued interest shall be due and payable on October l3th, 2009.

         This Restated Promissory Note, hereinafter referred to as "the Restated Note," is a restatement of and substitution and not in repayment of and not in addition to that certain Consolidated Promissory Note dated June 13, 1997, in the original face amount of ONE MILLION FOUR HUNDRED FORTY EIGHT THOUSAND FOUR HUNDRED THREE AND 45/100 ($1,448,403.45) DOLLARS, which Note was executed by Maker to NATIONSBANK, N. A. (SOUTH), f/k/a INTERCONTINENTAL BANK, now known as BANK OF AMERICA, endorsed to CITY NATIONAL BANK OF FLORIDA on October 13th, 1999. Said Promissory Note is hereinafter referred to as "the Note." A copy of said Note is attached hereto and made a part hereof. Documentary stamps and Intangible Tax in the full amount due on the Note were affixed to the Mortgage securing the Note, as amended and restated by Amended and Restated Mortgage dated September 20, 1994, recorded in Official Records Book 16519, Page 1099, and re-recorded in Official Records Book 16531, Page 875, as modified by Notice of Future Advance recorded in Official Records Book 17908, Page 4881, all of the Public Records of Miami-Dade County, Florida, which Mortgage has been assigned to Lender and further modified by Receipt of Future Advance and Amended and Restated Mortgage of even date herewith (the "Mortgage"). The Maker agrees that nothing contained herein or in the Mortgage or other Loan Documents shall extinguish or operate to extinguish the indebtedness evidenced by the Note, but that the total principal indebtedness of ONE MILLION EIGHT HUNDRED THOUSAND AND NO/100 ($1,800,000.00) DOLLARS shall be paid in accordance with the terms, covenants and conditions of this Restated Note, and not in accordance with the terms, covenants and conditions of the Note. Nothing herein is intended, nor shall it be deemed to constitute a novation of the indebtedness evidenced by the Note, it being acknowledged and agreed that this Restated Note is in substitution for the Note.

         This Restated Note consolidates, amends, replaces and supersedes, without enlargement of the aggregate existing principal balances thereunder (i)

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that certain Consolidated Promissory Note (the "Original Notes) June 13, 1997,
executed by Maker and made payable to the order of NationsBank, N. A. (South), f/k/a Intercontinental Bank, now known as Bank of America, In the original principal amount of $1,448,403.45, which has an outstanding principal balance of $1,388,779.97, and (ii) that certain Future Advance Promissory Note (the "Additional Note") dated October 13th, 1999, executed by Maker and made payable to the order of Bank in the original principal amount of $411,220.03. It is the intention of the Maker and Bank that while this Restated Note consolidates, amends, replaces and supersedes the Original Note and the Additional Note, it is not in payment or satisfaction of the Original Note or the Additional Note, but rather is the substitution of one evidence of debt for another without any intent to extinguish the old. Should there be any conflict between any of the terms of the Original Note, the terms of the Additional Note, and the terms of this Restated Note, the terms of this Restated Note shall control. The Original Note and the Additional Note are attached hereto and shall only be negotiated with this Restated Note.

         Each maker and endorser severally waives demand, protest and notice of maturity, non-payment or protest and all requirements necessary to hold each of them liable as makers and endorsers and consents without notice to any and all extensions of time or changes in terms of payment by the holder of this Note.

         Each maker, endorser and guarantor, jointly and severally agrees to pay all costs of collection, including reasonable attorneys' fees, in the event it becomes necessary to protect the security hereof, whether suit be brought or not.

         The said principal sum or the unpaid balance thereof, with interest thereon, shall become due and payable, at the option of the Holder, after default in the payment of any installment of principal or interest for a period of fifteen (15) days, after delivery of written notice, or upon the occurrence of an Event of Default, as defined in the Mortgage, which remains after the expiration of all applicable cure and grace periods. Should the Maker fail to pay any installment of principal or interest hereunder and remain in default for a period of fifteen (15) days, after delivery of written notice, the Maker shall pay a late charge in the amount of Five (5%) Percent on the installment of principal and interest so overdue.

         From and after the occurrence of an Event of Default, as such term is defined herein, under this Note or the maturity thereof, whether normal maturity or accelerated maturity, both the unpaid principal hereof and accrued interest shall bear interest at the highest lawful rate.

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         This Note is secured by an Amended and Restated Mortgage dated
September 20, 1994, recorded in Official Records Book 16519, Page 1099, and re-recorded in Official Records Book 16531, Page 875, as modified by Notice of Future Advance recorded in Official Records Book 17908, Page 4881, all of the Public Records of Miami-Dade County, Florida, and as further modified by Receipt of Future Advance and Amended and Restated Mortgage of even date herewith. Upon the occurrence of an Event of Default and after the expiration of all applicable cure and grace periods under the Mortgage, then, at the option of the Holder, the entire principal sum remaining unpaid, together with accrued interest, shall become immediately due and payable, without notice.

         This Note may be prepaid in full at any time without premium or penalty.

         The term "Loan Documents" shall mean any and all of the documents heretofore, now, or hereafter executed by Maker, by others or by Maker and others which wholly or partly secure or were, are, or will be executed in connection with the indebtedness evidenced by this Restated Note, including, but not limited to, the Mortgage, Assignment of Rents, Leases and Licenses, UCC-1 Financing Statements, Security Agreement and associated affidavits, disclosures and miscellaneous loan documentation.

         This Note is to be construed and enforced according to the laws of the State of Florida.

         Borrower, and any endorsers, sureties, guarantors and all others who are, or who may become liable for the payment hereof, severally, irrevocably, and unconditionally (a) agree that any suit, action, or other legal proceeding arising out of or relating to this Note may be brought, at the option of the Lender, in a court of record of the State of Florida in Miami-Dade County, in the United States District Court for the Southern District of Florida, or in any other court of competent jurisdiction; (b) consent to the jurisdiction of each such court in any such suit, action or proceeding; and (c) waive any objection which it or they may have to the laying of venue of any such suit, action, or proceeding in any such courts.

         Upon the happening of any of the following events, each of which shall constitute a default hereunder ("Event of Default"), all sums due hereunder shall thereupon or thereafter, at Bank's option, without notice or demand, become immediately due and payable: (a) failure of any Obligor (which term shall mean and include each Maker, Endorser, Surety, Guarantor or other party liable for payment of or pledging collateral or security under this Note) to pay on or before expiration of any applicable grace period, any sum due hereunder or due by any Obligor to Bank under any other Promissory Note or under any security instrument or written obligation of any kind now existing or hereafter created;
(b) occurrence of default under any of the Loan Documents

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or any other loan agreement or security instrument now or hereafter in effect which by its terms covers this Note or the indebtedness evidenced hereby; (c) filing of any petition under the Bankruptcy Code or any similar federal or state statute by or against any Obligor or the insolvency of any Obligor; (d) making of a general assignment by any Obligor for the benefit of creditors, appointment of or taking possession by a receiver, trustee or custodian or similar official for any Obligor or for any assets of any such Obligor or institution by or against any Obligor of any kind of insolvency proceedings or any proceeding for dissolution or liquidation of any Obligor which is not dismissed within any proceeding for dissolution or liquidation of any obliger which is not dismissed within thirty (30) days of the filing thereof; (e) entry of a final judgment against any Obligor which is not satisfied or transferred to bond within thirty
(30) days of the date of entry; (f) material falsity in any certificate, statement, representation, warranty or audit at any time furnished to Bank by or on behalf of any Obligor pursuant to or in connection with this Note, the Loan Documents or any loan agreement or Security Agreements now or hereafter in effect, which by its terms covers this Note for the indebtedness evidenced hereby or otherwise including any omission to disclose any substantial contingent or liquidated liabilities or any material adverse change in any facts disclosed by any certificate, statement, representation, warranty or audit furnished to Bank; (g) issuance of any writ or attachment or writ of garnishment or filing of any lien against any Collateral or the property of any Obligor which is not dismissed within thirty (30) days of the date of issuance or filing, whichever is applicable; (h) taking f possession of any material Collateral or of any substantial part of the property of any Obligor at the instance of any governmental authority; (i) dissolution, merger, consolidation, or reorganization of any Obligor; (i) assignment or sale by any Obligor of any equity in any collateral security payment of this Note without the prior written consent of Bank; or (k) cancellation of any guaranty with respect hereto without the prior written consent of Bank hereof.

         Bank shall have all of the rights and remedies of a creditor, mortgagee and secured party under all applicable law. Without limiting the generality of the foregoing, upon the occurrence of any default hereunder, Bank may, at its option, and without notice or demand (i) declare the entire unpaid principal and accrued interest accelerated and due and payable at once, together with any and all other liabilities of Maker or any of such liabilities selected by Bank; and
(ii) set-off against this Note all monies owed by Bank in any capacity to Maker, whether or not due and also set off against all other liabilities of Maker to Bank all monies owed by Bank in any capacity to Maker, and Bank shall be deemed to have exercised such right of set-off, and to have made a charge against any such money immediately upon the occurrence of such default, although made or entered on the books subsequent thereto. To the extent that any of the Collateral is personal property and Bank elects to proceed with respect to it in accordance with the Uniform Commercial Code, then, unless

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that collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market, Bank Drill give Maker reasonable notice of the time and place of any public or private sale thereof. The requirement of reasonable notice shall be met if such notice is, at the option of Bank, hand delivered, sent via expedited courier, or mailed, postage prepaid to Maker, at the address given to Bank by Maker, or any other address shown on the records of Bank at least five (5) days before the time of sale. Upon disposition of any Collateral after the occurrence of any default hereunder, Maker shall be and shall remain liable for any deficiency; and Bank shall account to Maker for any surplus, but Bank shall have the right to apply all or part of such surplus (or to hold the same as reserve) against any and all other liabilities of Maker to Bank.

         If the calculation of interest or the imposition of a change in the rate of interest after acceleration upon default or the payment of any fees or other charges which are construed to be interest under applicable law, rule, or regulation in effect from time to time, result in an effective rate of interest higher than that permitted to be paid under applicable law, rule, or regulation in effect from time to time, then such charges shall be reduced by a sum sufficient to result in an effective rate of interest no greater than the maximum effective rate of interest permitted to be paid under applicable law, rule or regulation in effect from time to time. The Lender may, in determining the maximum rate permitted under applicable law, rule, or regulation in effect from time to time, take advantage of (1) the rate of interest permitted by Florida Statutes Chapter 665 (Florida Savings Association Act), by reason of both Section 687.12 Florida Statutes ("interest rates; parity among licensed lenders or creditors") and 12 United States Code, Sections 85 and 86, and (ii) any other law, rule or regulation in effect from time to time, available to Lender which exempts Lender from any limit upon the rate of interest it may charge or grants to Lender the right to charge a higher rate of interest than that permitted by Florida Statutes, Chapter 687. Upon maturity of this Note, whether by acceleration or in due course, interest shall be recalculated over the actual life of the loan based upon the amounts outstanding, and if the total amount of Interest theretofore paid exceeds the amount permitted to be paid under applicable law, rule, or regulation in effect from time to time, the excess shall be credited to Principal, or if such excess exceeds the Principal amount due hereunder, refunded to the Borrower.

         MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION INCLUDING BUT NOT LIMITED TO, ANY CLAIMS, CROSS CLAIMS OR THIRD PARTY CLAIMS ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREIN. MAKER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE

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PAYEE NOR THE PAYEE'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT
THE PAYEE WORLD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. MAKER ACKNOWLEDGES THAT THE PAYEE HAS BEEN INDUCED TO ENTER INTO THIS LOAN, INCLUDING THIS NOTE, BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

                                              MILLER INDUSTRIES, INC., a Florida
                                              Corporation


                                              By: /s/ ANGELO NAPOLITANO
                                                 -------------------------------
                                                  Angelo Napolitano, President

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